Exhibit 10.25

Policyholder Name:	Motorola, Inc.

Policy Number:	T5MP-BT-34128

PLAN OF INSURANCE

Term of Coverage:	January 1, 2002 to January 1, 2005

Aggregate Limit:	53,000,000.00 for any one air accident

Eligibility:	Class 1: Non-Employee Directors Class 2: Spouses of Class 1 Insureds

Effective Date of Individual Insurance: Each eligible person becomes an Insured on the later of:

(a)	January 1, 1999; or

(b)	the date the person becomes eligible to be included within a class of persons eligible for coverage under this policy.

Individual Terminations: Insurance for any Insured shall end on the first of the following dates:

(a)	the date the Insured ceases to be eligible;

(b)	the date any premium is due and unpaid, subject to the grace period; or

(c)	the date this policy is terminated.

Change in Coverage: Each Insured is covered under the Insuring and Benefit Provisions applicable to the class in which he or she qualifies:

(a)	beginning on the date the person becomes eligible to be included in the class; and

(b)	ending on the date the person ceases to be eligible to be included in the class.

Benefits:

A. Class	Insuring Provision(s) Applicable	Benefit Provision(s) Applicable
Class 1	5886M Business & Pleasure	9023M AD & SL, Paralysis
9051M Permanent Total Disability

Class 2	5883M 24-Hour Business Travel	9023M AD & SL, Paralysis
9051M Permanent Total Disability

B.	The amount of benefits for each Benefit Provision shown above is as follows:

Class 1 and 2
Accidental Death & Specific Loss Principal Sum Loss Period	Rider 9023M $500,000.00 Loss within 365 Days of Injury

Class 1 & 2	Rider 9023M
Paralysis Benefits Hemiplegia Paraplegia Quadriplegia Loss Period	50% of Principal Sum 75% of Principal Sum 100% of Principal Sum Within 60 days after the date of the accident and continuing for one year

Class 1 & 2
Permanent Total Disability Benefit	Rider 9051M
Benefit Amount	100% of Principal Sum
Loss Period	Within 180 days from date of accidents
Benefit Period	One Month (Lump Sum)

Accidental Death and Specific Loss / Paralysis Benefits for any Insured age 70 and over shall be payable in accordance with the following schedule:

Age 70 through 74	65% of the original Principal Sum benefit amount
Age 75 through 79	45% of the original Principal Sum benefit amount
Age 80 through 84	30% of the original Principal Sum benefit amount
Age 85 and over	15% of the original Principal Sum benefit amount

Any reductions in Principal Sum amounts shall be effective at the end of the calendar year in which the Insured attains the stated age.

The following riders are attached to and made a part of this policy:

Aggregate Limit Rider:	871MS-EZ
Exposure & Disappearance Rider:	6502M
Beneficiary Designation Amendment Rider	9008M
Business Travel War Risk Coverage Rider	9053M
Illinois Guaranty Association Act:	M20814
Amendment Rider:	335MS-NN

Additions, deletions or modifications:

•	Notice of Claim section of CLAIMS PROVISIONS

•	Part B section of BENEFICIARY DESIGNATION AMENDMENT RIDER

•	Civil Aircraft section of DEFINITIONS section of Insuring Provisions 5883M and 5886M

•	EXCLUSIONS AND LIMITATIONS section of Insuring Provision 5883M and 5886M

•	Insuring Provision 5883M extended to include Class II personal deviations

•	Policyholder Aircraft section in Insuring Provision 5883M and 5886M

•	EXPOSURE AND DISAPPEARANCE Amendment Rider 6502M

•	Business Travel War Risk Coverage Rider 9053M

Premiums:	S8,250.00, payable in three equal annual installments as follows:

First Installment: Due January 1, 2002 – Amount Due: $2,750.00 Second Installment: Due January 1, 2003 – Amount Due: $2,750.00 Third Installment: Due January 1, 2004 – Amount Due: $2,750.00

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[GRAPHIC]

AMENDMENT RIDER

This rider is attached to and made a part of Policy No. T5MP-BT-34128 and is subject to the provisions and conditions contained therein.

The effective date of this rider is January 1, 1999.

The policy to which this rider is attached is hereby amended as follows:

1.	Within the Part C section of the policy entitled “CLAIMS PROVISIONS,” the first sentence of the paragraph entitled “Notice of Claim” is amended to read as follows:

“Written notice of claim must be given to us within 90 days after loss covered by this policy occurs or starts.”

2.	The first sentence of Part B of Beneficiary Designation Amendment Rider 9008M is deleted in its entirety and is replaced by the following:

“Benefits for loss of life will be paid to the beneficiary the Insured has chosen for this policy. This choice must be in writing and on file with the Policyholder.”

3.	Part A of the “DEFINITIONS” section of Insuring Provisions 5883M and 5886M is amended as follows:

(a)	items (d) and (e) of the “Civil Aircraft” definition are deleted in their entirety; and

(b)	the definition for “Intoxicated” is deleted in its entirety.

4.	Within Part B of the “EXCLUSIONS AND LIMITATIONS” section of Insuring Provision 5883M, items (b), (f), (h) and (j) are deleted in their entirety.

5.	Within Part B of the “EXCLUSIONS AND LIMITATIONS” section of Insuring Provision 5886M. items (b), (f), and (h) are deleted in their entirety.

(continued)

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6.	It is hereby understood and agreed that coverage provided to Class II Insureds under Insuring Provision 5883M shall only apply while the Class II Insured is accompanying the Class I Insured on a Business Trip or while traveling at the expressed direction or request of the Policyholder. Such coverage shall also be extended to include personal deviation activities of any Class II Insured which are not reasonably related to the Policyholder’s business nor are incidental to a covered Business Trip; however, in each instance, such personal deviation must occur within a consecutive 14 day period immediately prior to, during, or immediately following the covered Business Trip travel.

7.	The description of “Policyholder Aircraft” in Insuring Provisions 5883M and 5886M shall be as follows:

“Six (6) Cessna Citation III aircraft, each having 2 crew seats an 8 passenger seats One (1) Gulfstream IV aircraft, having 3 crew seats and 12 passenger seats”

8.	The “Policyholder Aircraft” section of Insuring Provisions 5883M and 5886M is further amended by the addition of the following:

“The premium for the policy applies only to the Aircraft identified in item (7) of this Rider. However, any aircraft newly acquired or leased during the policy term may also be covered, provided you:

(a)	submit to us, within 120 days of the acquisition or lease, any underwriting information that we may need about the aircraft so as to determine the additional premium for the risks assumed; and

(b)	agree to pay the additional premium.

Coverage shall begin on the date you legally acquired or leased the aircraft. Failure to give notice within the allotted time and payment of additional premium, if any, shall not terminate the automatic coverage for such newly acquired or leased aircraft provided that you furnish a complete and accurate list of all the aircraft you own or lease on no less than an annual basis coinciding with the effective date of the policy. Any benefits payable as the result of this provision are contingent upon premium being paid.

9.	The Part B – AMENDMENT section of EXPOSURE AND DISAPPEARANCE Amendment Rider 6502M is deleted in its entirety and replaced by the following:

“ An Insured will be presumed to have died due to covered Injuries, if while insurance is in effect he or she suffers covered loss due to exposure to the elements.

An Insured will be presumed to have died if, while insurance is in effect and after the forced landing, stranding, sinking or wrecking of a covered vehicle:

(a)	he or she disappears;

(b)	his or her body is not found within 52 weeks of the accident; and

(c)	a valid death certificate is issued by a court of appropriate jurisdiction.”

(continued)

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10.	The Part B – AMENDMENT section of BUSINESS TRAVEL WAR RISK COVERAGE Amendment Rider 9053M is deleted in its entirety and replaced by the following:

“The Insured is covered for Injuries caused by an act of declared or undeclared war while Traveling on Business for the Policyholder which occur anywhere in the world, except the United States.”

11.	Notwithstanding anything in Rider 9053M or item (10) of this Rider to the contrary, the requirement “while Traveling on Business for the policyholder” is hereby waived with respect to Class I Insureds.

MUTUAL OF OMAHA INSURANCE COMPANY

/s/ M. Jane Huerter

Corporate Secretary

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